UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information provided below in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 13, 2022, John McVicar was appointed as Chief Financial Officer of Viking Energy Group, Inc. (the “Company”), replacing Frank Barker, Jr. as the Company’s CFO. The replacement was not related to any disagreement between Mr. Barker and the Company, and Mr. Barker, through his entity, FWB Consulting, LLC, will remain a consultant to the Company on an as-needed basis.

Mr. McVicar brings more than 30 years of international business experience in Management Consulting and Finance. His previous roles include Consulting Partner at a Big 4 firm, CFO of a TSX-listed company and several regional finance leadership roles with large U.S. and Canadian multinationals in Canada, the U.S., South America and Asia. Mr. McVicar has been the CFO of Ion Energy Ltd. since September 2020, a Director and Audit Committee Chair of Avicanna Inc. since July, 2021, and an accountant for Ernst & Young LLP from 2002-2020, where he was a partner for more than a decade. Mr. McVicar is a CPA CA, and he earned an MBA from Duke University and a Bachelor of Commerce from Queen’s University.

In connection with Mr. McVicar’s appointment, the Company and Mr. McVicar entered into a letter agreement (the “Agreement”), effective June 13, 2022, which sets out Mr. McVicar’s primary responsibilities, including with respect to accounting & reporting, performance management, treasury, risk management and internal controls. Mr. McVicar’s appointment is for an initial term of twelve months and may be terminated by either party at any time by providing sixty days’ written notice to the other party.

The foregoing summary and description of the Agreement does not purport to be complete is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement, between Viking Energy Group, Inc. and John McVicar, dated June 8, 2022 *
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)*

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: June 14, 2022	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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